SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               March 3, 2000

                           US Airways Group, Inc.
                      (Commission file number: 1-8444)

                                    and

                              US Airways, Inc.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)

      Delaware                US Airways, Group Inc.        54-1194634
(State of incorporation           US Airways, Inc.          53-0218143
  of both registrants)                                    (I.R.S. Employer
                                                        Identification Nos.)

                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-5306
            (Registrant's telephone number, including area code)

                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Not applicable.
      (b)   Not applicable.
      (c)   Exhibits.  See exhibit list below.

      The following documents are being filed as Exhibits in connection with, and incorporated by reference into, US Airways Group, Inc.'s and US Airways, Inc.'s Registration Statement on Form S-3 (Registration No. 333-79825). The Registration Statement, and a Prospectus Supplement, dated February 25, 2000, to the Prospectus, dated July 30, 1999, relate to the offering of US Airways, Inc. Pass Through Certificates, Series 2000-1, Class G.


Reg. No.
333-79825
Exhibit No.      Document
4.1              Pass Through Trust Agreement, dated as of July 30, 1999,
                 between State Street Bank and Trust Company of
                 Connecticut, National Association, as Pass Through
                 Trustee, US Airways Group, Inc. and US Airways, Inc.*
4.2              Pass Through Trust Supplement No. 2000-1G, dated as of
                 March 3, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Pass Through
                 Trustee, and US Airways, Inc.+
4.3              Financial Guaranty Insurance Policy, Policy No. 31576,
                 dated March 3, 2000, issued by MBIA Insurance Corporation, for the benefit of State Street Bank and Trust Company of Connecticut, National Association as Subordination Agent, as agent for the Pass Through Trustee+
4.4              Deposit Agreement (Class G), dated as of March 3, 2000,
                 between First Security Bank, National Association, as
                 Escrow Agent, and ABN AMRO Bank, N.V., as Depositary +
4.5              Revolving Credit Agreement (Class G), dated as of March 3,
                 2000, between State Street Bank and Trust Company of
                 Connecticut, National Association, as Pass Through
                 Trustee, as Subordination Agent, and Bayerische Landesbank
                 Girozentrale, as Liquidity Provider+
4.6              Intercreditor Agreement, dated as of March 3, 2000, among
                 State Street Bank and Trust Company of Connecticut,
                 National Association, as Pass Through Trustee and as
                 Subordination Agent, MBIA Insurance Corporation, as Policy
                 Provider and Bayerische Landesbank Girozentrale, as
                 Liquidity Provider+
4.7              Escrow and Paying Agent Agreement (Class G), dated as of
                 March 3, 2000, among First Security Bank, National
                 Association, as Escrow Agent, Salomon Smith Barney Inc.,
                 Chase Securities, Inc, Credit Lyonnais Securities (USA)
                 Inc. and Credit Suisse First Boston Corporation, as
                 Underwriters, and State Street Bank and Trust Company of
                 Connecticut, National Association, as Pass Through Trustee and as Paying Agent+
4.8              Note Purchase Agreement, dated as of March 3, 2000, among
                 US Airways, Inc., State Street Bank and Trust Company of
                 Connecticut, National Association, as Pass Through
                 Trustee, Subordination Agent, and as Paying Agent, and
                 First Security Bank, National Association, as Escrow Agent+
4.9              Exhibit A-1 to Note Purchase Agreement -- Form of Leased
                 Aircraft Participation Agreement+
4.10             Exhibit A-2-1 to Note Purchase Agreement - Form of Basic
                 Lease+
4.11             Exhibit A-2-2 to Note Purchase Agreement - Form of Deferred
                 Equity/PrePaid-Deferred Rent Lease+
4.12             Exhibit A-3 to Note Purchase Agreement - Form of Leased
                 Aircraft Indenture+
4.13             Exhibit A-4 to Note Purchase Agreement - Form of Leased
                 Aircraft Purchase Agreement Assignment+
4.14             Exhibit A-5 to Note Purchase Agreement - Form of Leased
                 Aircraft Trust Agreement+
4.15             Exhibit A-6 to Note Purchase Agreement - Form of Leased
                 Aircraft French Pledge Agreement+
4.16             Exhibit C-1 to Note Purchase Agreement -- Form of Owned
                 Aircraft Participation Agreement+
4.17             Exhibit C-2 to Note Purchase Agreement - Form of Owned
                 Aircraft Indenture+
4.18             Exhibit C-3 to Note Purchase Agreement - Form of Owned
                 Aircraft Purchase Agreement Assignment+
4.19             Exhibit C-4 to Note Purchase Agreement - Form of Owned
                 Aircraft French Pledge Agreement+
4.20             Class G Global Certificate+
4.21             Underwriting Agreement, dated as of February 25, 2000, among
                 US Airways, Inc. and Salomon Smith Barney Inc., Chase
                 Securities Inc., Credit Lyonnais Securities (USA) Inc. and
                 Credit Suisse First Boston Corporation, as Underwriters+



+     Filed herewith.
* Previously filed. See Current Report on Form 8-K for US Airways Group, Inc. and US Airways, Inc. filed on September 7, 1999.



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)


Date:  March 3, 2000          By: /s/ Anita P. Beier
                                 --------------------------
                                 Anita P. Beier
                                 Vice President and Controller
                                 (Chief Accounting Officer)


                              US Airways, Inc. (REGISTRANT)


Date:  March 3, 2000          By: /s/ Anita P. Beier
                                 --------------------------
                                 Anita P. Beier
                                 Vice President and Controller
                                 (Chief Accounting Officer)





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